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                                                                    EXHIBIT 10.5

                              TWE HOLDINGS II TRUST
                           801 WEST STREET, 2ND FLOOR
                               WILMINGTON DE 19801

June 21, 2006

TIME WARNER INC.
One Time Warner Center
New York, NY 10019

TIME WARNER CABLE INC.
290 Harbor Drive
Stamford, CT 06902

Ladies and Gentlemen:

     Reference is made to that certain Registration Rights Agreement, dated as of March 31, 2003, by and among TWE Holdings II Trust, a Delaware statutory trust ("Trust II"), Time Warner Inc. (formerly known as AOL Time Warner Inc.), a Delaware corporation, and Time Warner Cable Inc., a Delaware corporation (the "Issuer"), as amended by that certain Redemption Agreement, dated as of April 20, 2005 (as amended from time to time, the "Redemption Agreement"), by and among Comcast Cable Communications Holdings, Inc., a Delaware corporation, MOC Holdco II, Inc., a Delaware corporation, TWE Holdings I Trust, a Delaware statutory trust, Trust II, Cable Holdco II Inc., a Delaware corporation, the Issuer and the other parties named therein (as amended from time to time, the "Rights Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Rights Agreement.

     The parties hereto agree on behalf of themselves and their respective Affiliates as follows:

     (i) Execution of this letter agreement shall be deemed to be an election by Issuer to delay Registration Actions by Issuer and each day that elapses from Demand Filing Date (as defined in the Redemption Agreement) through the date upon which the Issuer actually files the Section 2.3 Registration Statement shall be applied towards Issuer's Deferral Period, as set forth in Section 6.3(c) of the Rights Agreement; and

     (ii) The first sentence of Section 6.3(c) of the Rights Agreement shall until the Demand Registration Termination Date (as defined in the Redemption Agreement) be deleted and replaced with the following:

     "Notwithstanding anything to the contrary in Section 6.3(b), the Issuer may only delay Registration Actions or suspend sales of

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     Registrable Securities for three periods (each, a "Deferral Period") of up to 90 days in the aggregate in any of fifteen consecutive months."

     Without limiting paragraph (i) above, this letter agreement shall be without prejudice to the rights of either party with respect to whether the Issuer has up until now or in the future used all commercially reasonable efforts in connection with the obligations in respect of any Registration Statement pursuant to the Rights Agreement, and no actions taken or not taken pursuant to this letter agreement shall be usable as evidence as to whether such obligations were met.

     This letter agreement will be governed by and construed in accordance with the terms of the Agreement. This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                [Remainder of the Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned has executed this letter agreement as of the day and year first above written.

                                        TWE HOLDINGS II TRUST


                                        By: /s/ Edith E. Holiday
                                            ------------------------------------
                                        Name: Edith E. Holiday, solely in her
                                              capacity as Operating Trustee


                                        TIME WARNER INC.


                                        By: /s/ Michael Del Nin
                                            ------------------------------------
                                        Name: Michael Del Nin
                                        Title: Senior Vice President


                                        TIME WARNER CABLE INC.


                                        By: /s/ Satish Adige
                                            ------------------------------------
                                        Name: Satish Adige
                                        Title: SVP, Investments


Solely for purposes of Section 8.8
of the Rights Agreement

COMCAST CORPORATION


By: /s/ Robert S. Pick
    ---------------------------------
Name: Robert S. Pick
Title: Senior Vice President

         [Signature Page of Comcast Registration Rights Deferral Letter]